UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2008

UNITED FINANCIAL BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52947	74-3242562
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

95 Elm Street, West Springfield, Massachusetts		01089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:     (413) 787-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 2, 2008 United Financial Bancorp, Inc. (the “Company”) announced that its Board of Directors has approved a stock repurchase program.  Under the plan, the Company intends to repurchase up to 885,379 shares from time to time, depending on market conditions, at prevailing market prices in open-market or privately negotiated transactions.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated December 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED FINANCIAL BANCORP, INC.

DATE: December 3, 2008	By:	/s/ Richard B. Collins
Richard B. Collins
President and Chief Executive Officer